Exhibit 32.3

Certification required under Section 906

of the Sarbanes-Oxley Act of 2002

PISMO COAST VILLAGE, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the

CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (the "Company") for the fiscal year ended December 31, 2020, the undersigned, Jerry Roberts, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 10, 2021                      /s/ JERRY ROBERTS

                                                              Jerry Roberts, Chief Financial Officer

   (principal financial officer and

    principal accounting officer)